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                                                                   EXHIBIT 10.11
                                                                    (AFTON OAKS)


                       EIGHTH AMENDMENT TO PROMISSORY NOTE

            This Eighth Amendment to Promissory Note (this "Eighth Amendment") is effective as of March 31, 2004, by DIVERSICARE AFTON OAKS, LLC, a Delaware limited liability company (the "Borrower"), and GMAC COMMERCIAL MORTGAGE CORPORATION, a California corporation (the "Lender").

                                    Recitals

            A. Diversicare Management Services Co., ("DMSC") executed to the order of Lender that certain Promissory Note dated December 27, 1996, in the original principal amount of $3,750,000, as amended by that certain Amendment to Promissory Note dated November 30, 1999, by that certain Second Amendment to Promissory Note dated April 30, 2000, by that certain Third Amendment to Promissory Note dated June 30, 2000, by that certain Memorandum of Lender dated September 8, 2000, by that certain Fourth Amendment to Promissory Note dated September 29, 2000, by that certain Fifth Amendment to Promissory Note dated December 31, 2000, by that certain Memorandum of Lender dated January 26, 2001, by that certain Sixth Amendment to and Assumption of Promissory Note dated February 28, 2001, and by that certain Seventh Amendment to Promissory Note dated December 23, 2002 (the "Note"). Pursuant to the terms of the Sixth Amendment to and Assumption of the Promissory Note dated February 28, 2001, the Note was assumed by the Borrower. Unless otherwise defined herein, capitalized terms shall have the meanings assigned to them in the Note.

            B.    The Note has matured.

            C. The Borrower has requested that the Lender renew the debt evidenced by the Note and extend the maturity date of the Note, and the Lender has agreed to such renewal and extension on certain conditions, one of which is the execution of this Eighth Amendment by the Borrower.

                                    Agreement

            NOW, THEREFORE, in consideration of the above Recitals, the Borrower and the Lender hereby amend the Note as follows:

      1. By that certain Second Amendment to Promissory Note dated April 30, 2000, Section 2.2 of the Note was amended as follows: "2.2 Principal and Interest Payments commencing on May 1, 2000, and continuing on the first day of each calendar month thereafter through and including the Maturity Date (defined below), monthly payments of principal and interest shall be made in such amount as is necessary, taking into account the then effective LIBOR Rate, to fully amortize the unpaid principal balance of the Note on the date that is twenty-five (25) years after the first Rate Adjustment Date."

      2. Section 4 of the Note, Maturity Date, is hereby amended to extend the Maturity Date to April 1, 2005. All references in the Note to the "Maturity Date" are hereby amended to mean April 1, 2005.

      Except as expressly amended herein, the Note shall remain in full force and effect in accordance with its terms and conditions.

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      Notwithstanding the execution of this Eighth Amendment, the indebtedness evidenced by the Note shall remain in full force and effect, and nothing contained herein shall be interpreted or construed as resulting in a novation of such indebtedness. The Borrower acknowledges and agrees that there are no offsets or defenses to payment of the obligations evidenced by the Note, as hereby amended, and hereby waives any defense, claim or counterclaim of the Borrower regarding the obligations of the Borrower under the Note, as hereby amended. The Borrower represents that there are no conditions of default or facts or consequences which will or could lead to a default under the obligations due from the Borrower under the Note, as amended herein, except as disclosed by Borrower and Diversicare Management Services Co. in that certain Quarterly Compliance Statement & Census Data report and that certain Compliance Certificate, each for the period ending December 31, 2003, and signed by Borrower's Chief Financial Officer and Vice President.

      IN WITNESS WHEREOF, the Borrower and Lender have caused this Eighth Amendment to be executed by their respective duly authorized representatives, as of the date first set forth above.

                                         BORROWER:

                                         DIVERSICARE AFTON OAKS, LLC, a Delaware
                                         limited liability company

                                         By: Diversicare Leasing Corp., its sole
                                             member

                                         /s/ Glynn Riddle
                                         _______________________________________
                                         Glynn Riddle, Vice President and
                                         Chief Financial Officer

                                         LENDER:

                                         GMAC COMMERCIAL MORTGAGE CORPORATION,
                                         a California corporation

                                         By /s/ Laura Y. McDonald
                                            ____________________________________
                                         Its Senior Vice President
                                            ___________________________________

      The Guarantor joins in the execution of this Eighth Amendment to confirm its acknowledgment and agreement to the terms contained herein.

                                         GUARANTOR:

                                         ADVOCAT, INC., a Delaware corporation

                                         By: /s/ Glynn Riddle
                                             ___________________________________
                                           Its: Vice President and
                                                Chief Financial Officer
                                                ________________________________

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